EXHIBIT 1
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Pursuant to Rule 13d-1(k)(1) of Regulation 13D-G of the General Rules and
Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them.

Date:  April 27, 2005       GRYPHON MASTER FUND, L.P.

                            By:  Gryphon Partners, L.P.,
                                      its General Partner

                                 By:  Gryphon Management Partners, L.P.
                                            its General Partner

                                       By:  Gryphon Advisors, L.L.C.,
                                                 its General Partner

                                            By:   /s/ Warren W. Garden
`                                                -------------------------------
                                                 Warren W. Garden
                                                 Authorized Agent


Date:  April 27, 2005       GRYPHON PARTNERS, L.P.

                            By:  Gryphon Management Partners, L.P.
                                      its General Partner

                                 By:  Gryphon Advisors, L.L.C.,
                                            its General Partner

                                       By:  /s/ Warren W. Garden
`                                           ------------------------------------
                                            Warren W. Garden
                                            Authorized Agent


Date:  April 27, 2005       GRYPHON MANAGEMENT PARTNERS, L.P.

                            By:  Gryphon Advisors, L.L.C.,
                                      its General Partner

                                 By:     /s/ Warren W. Garden
                                        ----------------------------------------
                                        Warren W. Garden
                                        Authorized Agent


Date:  April 27, 2005       GRYPHON ADVISORS, L.L.C.

                            By:  /s/ Warren W. Garden
                                 ----------------------------------------------
                                 Warren W. Garden
                                 Authorized Agent


Date:  April 27, 2005       E.B. LYON, IV

                            By:  /s/ E.B. Lyon, IV
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